                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                     November 10, 2003 (September 30, 2003)

                              I-SECTOR CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-21479                        76-0515249
  (State of              (Commission File Number)             (IRS Employer
Incorporation)                                              Identification No.)

                             6401 SOUTHWEST FREEWAY
                              HOUSTON, TEXAS 77074
              (Address of Registrant's principal executive offices)

                                 (713) 795-2000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following comments on earnings for the quarter ended September 30, 2003 was released on November 10, 2003:

I-SECTOR REPORTS ITS THIRD QUARTER RESULTS
HOUSTON--(BUSINESS WIRE)--Nov. 10, 2003--I-Sector Corporation (Nasdaq: ISEC - news), announced today its results for its third quarter ended September 30, 2003.
FINANCIAL RESULTS
For the company's third quarter ended September 30, 2003:

         o Revenue from continuing operations increased 81% to $21.0 million compared to $11.6 million for the corresponding prior year period.

         o Net profit for the quarter improved to a profit of $194,000 from a loss of $290,000 for the corresponding prior year period.

         o Basic earnings per share was a profit of $0.05 for the quarter compared to a loss of $0.08 for the corresponding prior year period.

         o Fully diluted earnings per share was a profit of $0.04 for the quarter compared to a loss of $0.08 for the corresponding prior year period.

Commenting on the results for the second quarter, James H. Long, President and CEO of the company stated, "We are very pleased with the substantial year-over-year and sequential improvement in our results. Demand was better than we had expected, with particularly strong customer demand in our Internetwork Experts subsidiary as well as our Stratasoft subsidiary. 81% growth in revenue, along with an improvement in gross margin, allowed us to record a 106% increase in gross profit, enabling us to post our first quarterly profit since selling off major divisions of the company and restructuring in 2000. We are very pleased with this exceptional performance and pleased to be able to report that we attained profitability earlier than we had anticipated. We were particularly pleased with the substantial growth recorded by our Internetwork Experts subsidiary, which posted over 100% year-over-year growth in revenue, with services revenues growing over 150%, raising gross margin and driving 164% improvement in gross profit. Our Stratasoft subsidiary, which posted over 38% revenue growth, also recorded improved gross margin, which helped drive 75% growth in gross profit. This was truly an exceptional quarter, and I want to take this opportunity to publicly thank our employees, whose competence and diligence made these outstanding results possible. The investments we've made in our business have positioned us well to take advantage of improving market conditions, and we are excited about our prospects for the future, including how we are positioned to benefit from what we see is a rapidly improving market for IP Telephony and Voice over IP technology."

STATUS OF SEC REVIEW OF FILINGS

On August 15, 2003, I-Sector reported that the Securities and Exchange Commission was conducting a routine review by the SEC of its Form 10-K for the year ended December 31, 2002 and its Form 10-Q for the quarter ended March 31, 2003. In October the SEC concluded its review and there was minimal effect on our financial reporting.

OUTLOOK

The following statements are made by the company and are based upon current expectations. These statements are forward-looking, and actual results may differ materially. The weakness in general economic conditions and the slowdown in corporate information technology spending experienced during the past three years has made firm forecasting of future financial performance more difficult than would otherwise be possible and the visibility for many public technology companies is somewhat limited at this time as compared to the past.

         o Our strategy is to produce rapid growth of our subsidiary companies, both through internally generated growth and possibly through selective acquisitions.

         o While our third quarter was exceptionally strong, our outlook for the near-term future quarters remains approximately the same as provided in our previous outlook update made on August 20, 2003.

         o We expect revenue for our fourth quarter ending December 31, 2003 of approximately $17 million to $18 million, an improvement of approximately 55% to 65% as compared to the year earlier period, even though such levels of revenue would be down somewhat as compared to the exceptionally strong third quarter.

         o We expect to post a net profit of approximately $75,000 to $125,000 for the fourth quarter ending December 31, 2003 as compared to a loss of $604,000 in the year earlier period, even though such profitability would be down sequentially as compared to the exceptionally strong third quarter.

         o For our forth quarter ending December 31, 2003 we expect the fully-diluted number of shares outstanding to be approximately 4 million, and the per share net profit to be approximately $0.02 to $0.03 per share.

         o Providing an outlook for any period further out than the near-term quarter is more challenging and is subject to a lesser degree of accuracy than our near-term outlook and an attempt by us to predict results for periods further in the future than the near-term quarter is subject to numerous risks and uncertainties. We caution readers to consider this fact, and to pay particular attention to the statements made in the Safe Harbor Statement below. Based upon our current view of market conditions, input received by us from our customers, our expected sales and marketing efforts and our expected expense structure, our current expectations for our first quarter ending March 31, 2004 are for revenue of approximately $18 million to $20 million with net profitability ranging from approximately $100,000 to $200,000. Looking further out, we currently expect revenue for our second quarter ending June 30, 2004, to be roughly in the range of approximately $19 million to $21 million, with net profitability ranging from approximately $100,000 to $250,000.

         o The forecasts set forth above are for the current organization and do not include the effect of any future acquisitions. In addition to internally generated growth, we anticipate possibly making selective acquisitions during the next twelve months and beyond that we expect will, if consummated, add additional revenue. There is no guarantee that any other suitable acquisitions will be identified or that any other transactions will be consummated.

Regarding the company's outlook for the future, James H. Long, President and CEO of the company stated, "While the third quarter results were better than had been expected, the revenue production was exceptionally strong, and therefore, while we anticipate substantial year-over-year improvement in the forth quarter as per our previous forecast, we do not anticipate sequential improvement in the fourth quarter as compared to the exceptional results of the third quarter."

SAFE HARBOR STATEMENT

The statements contained in this document that are not statements of historical fact, including particularly the statements made in the Outlook section, including but not limited to, statements identified by the use of terms such as "anticipate," "appear," "believe," "could," "estimate," "expect," "hope," "indicate," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "will," "would," and other variations or negative expressions of these terms, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in the forward-looking statements in this document could differ materially from those stated in the forward-looking statements due to numerous factors including:

         o        Market and economic conditions

         o        Risks associated with entry into new markets

         o The company's ability to attract and retain key management, sales and technical staff

         o The company's ability to identify suitable acquisition candidates and successfully integrate acquired companies

         o The estimated needs of customers as conveyed to the company and the nature and volume of products and services anticipated to be delivered

         o The Company's ability to obtain sufficient volumes of products for resale

         o        The Company's ability to finance continued growth

         o        Unexpected losses related customer credit risk

         o Unforeseen costs and results related to acquiring and integrating new businesses

         o        Catastrophic events

         o Uncertainties related to rapid changes in the information technology industry

         o Other risks and uncertainties set forth from time to time in I-Sector's public statements and its most recent annual report on Form 10K and other public reports and filings

Recipients of this document are cautioned to consider these risks and uncertainties and to not place undue reliance on these forward-looking statements.

The company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based.

ABOUT I-SECTOR CORPORATION

I-Sector Corporation, headquartered in Houston, Texas, owns and operates companies that are primarily engaged in the area of information technology. Additional information about I-Sector is available on the Internet at www.I-Sector.com.

Company Contact:
         James H. Long
         President and Chief Executive Officer
         (713) 795-2000

Investor Relations Contact:
         PR Financial Marketing LLC.
         Jim Blackman, President
         (713) 256-0369
         jimblackman@prfinancialmarketing.com

                      I-SECTOR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (In thousands, except share and par value amounts)

                                                                     September 30,     December 31,
                                                                        2003               2002
                                                                     ------------      ------------
                                                                      (Unaudited)
ASSETS

Current assets:
     Cash and cash equivalents                                       $      1,954      $      3,491
     Accounts receivable-trade, net of allowance of
          $1,965 and $2,153                                                10,951             6,525
     Accounts receivable - affiliates                                          38                99
     Accounts receivable - other                                               30                57
     Notes receivable                                                         655               898
     Inventory                                                              1,543               781
     Cost and estimated earnings in excess of billings                      1,370               709
     Income taxes receivable                                                   --               488
     Other current assets                                                     465               356
                                                                     ------------      ------------
         Total current assets                                              17,006            13,404
Property and equipment, net                                                 1,221             1,115
Patent licenses, net of amortization of $236 and $148                         879               955
Other intangible assets, net of amortization of $546 and $356                 487               207
Other assets                                                                  232                70
                                                                     ------------      ------------
Total                                                                $     19,825      $     15,751
                                                                     ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of long term debt                               $        525      $        157
     Accounts payable                                                       8,801             4,844
     Billings in excess of cost and estimated earnings                        105                75
     Accrued expenses                                                       3,157             1,803
     Net liabilities related to discontinued operations                       600               904
     Deferred  revenue                                                        157                81
                                                                     ------------      ------------
         Total current liabilities                                         13,345             7,864
Long term debt, net of current maturities                                     203               247

Commitments and contingencies                                                  --                --
Stockholders' equity:
     Preferred stock, $.01 par value, 5,000,000 shares
         authorized, no shares issued
     Common stock, $.01 par value, 15,000,000 shares authorized,
         4,518,955 and 4,441,325 shares issued at
         September 30, 2003 and December 31, 2002                              45                44
     Additional paid-in capital                                            10,473            10,379
     Deferred compensation                                                     78                --
     Treasury stock, 811,800 shares, at cost                               (1,373)           (1,373)
     Retained deficit                                                      (2,946)           (1,410)
                                                                     ------------      ------------
         Total stockholders' equity                                         6,277             7,640
                                                                     ------------      ------------
Total                                                                $     19,825      $     15,751
                                                                     ============      ============

                      I-SECTOR CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                             Three Months Ended September 30,
                                                             ------------------------------
                                                                 2003              2002
                                                             ------------      ------------
Revenues:
     Products                                                $     16,302      $      8,326
     Services                                                       2,264             1,538
     Custom projects                                                2,415             1,743
                                                             ------------      ------------
     Total revenues                                                20,981            11,607
                                                             ------------      ------------
Cost of sales and services:
     Products                                                      14,066             7,435
     Services                                                       1,396             1,064
     Custom projects                                                  728               781
                                                             ------------      ------------
     Total cost of sales and services                              16,190             9,280
                                                             ------------      ------------
     Gross profit                                                   4,791             2,327
Selling, general and administrative expenses                        4,621             2,619
                                                             ------------      ------------
     Operating income (loss)                                          170              (292)
Interest and other income (expense)                                   (11)                3
                                                             ------------      ------------
     Income (loss) from continuing operations before
     benefit for income taxes                                         159              (289)
Benefit for income taxes                                              (12)               --
                                                             ------------      ------------
     Net income (loss) from continuing operations                     171              (289)
Discontinued operations:
     Gain (loss) on disposal of discontinued operations,
     net of taxes                                                      23                (1)
                                                             ------------      ------------
Net income (loss)                                            $        194      $       (290)
                                                             ============      ============

Net income (loss) per share:
     Basic:
         Net income (loss) from continuing operations        $       0.04      $      (0.08)
         Gain on disposal of discontinued operations,
          net of taxes                                               0.01              0.00
                                                             ------------      ------------
              Net income (loss) per share                    $       0.05      $      (0.08)
                                                             ============      ============
     Diluted:
         Net income (loss) from continuing operations        $       0.03      $      (0.08)
         Gain on disposal of discontinued operations,
          net of taxes                                               0.01              0.00
                                                             ------------      ------------
              Net income (loss) per share                    $       0.04      $      (0.08)
                                                             ============      ============

Shares used in computing net income (loss) per share:
     Basic                                                      3,703,206         3,629,525
                                                             ============      ============
     Diluted                                                    3,974,298         3,629,525
                                                             ============      ============

                      I-SECTOR CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                                   Nine Months Ended September 30,
                                                                   ------------------------------
                                                                       2003               2002
                                                                   ------------      ------------
Revenues:
     Products                                                      $     35,655      $     21,284
     Services                                                             5,282             4,220
     Custom projects                                                      5,995             5,571
                                                                   ------------      ------------
     Total revenue                                                       46,932            31,075
Cost of sales and services:
     Products                                                            31,181            18,964
     Services                                                             3,852             3,355
     Custom projects                                                      2,104             2,488
                                                                   ------------      ------------
     Total cost of sales and services                                    37,137            24,807
                                                                   ------------      ------------
     Gross profit                                                         9,795             6,268
Selling, general and administrative expenses                             11,556             7,255
                                                                   ------------      ------------
     Operating loss                                                      (1,761)             (987)
Interest and other income                                                    93                 1
                                                                   ------------      ------------
     Loss from continuing operations before
     benefit for income taxes                                            (1,668)             (986)
Benefit for income taxes                                                    (93)           (1,189)
                                                                   ------------      ------------
     Net (loss) income from continuing operations                        (1,575)              203
Discontinued operations:
     Gain on disposal of discontinued operations, net of taxes               39                17
                                                                   ------------      ------------
Net (loss) income                                                  $     (1,536)     $        220
                                                                   ============      ============

Net (loss) income per share:
     Basic:
         Net (loss) income from continuing operations              $      (0.43)     $       0.05
         Gain on disposal of discontinued operations,
          net of taxes                                                     0.01              0.01
                                                                   ------------      ------------
              Net (loss) income per share                          $      (0.42)     $       0.06
                                                                   ============      ============

     Diluted:
         Net (loss) income from continuing operations              $      (0.43)     $       0.05
         Gain on disposal of discontinued operations,
               net of taxes                                                0.01              0.01
                                                                   ------------      ------------
              Net (loss) income per share                          $      (0.42)     $       0.06
                                                                   ============      ============

Shares used in computing net income (loss) per share:
         Basic                                                        3,643,346         3,736,704
                                                                   ============      ============
         Diluted                                                      3,643,346         3,783,345
                                                                   ============      ============

THREE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO THREE MONTHS ENDED SEPTEMBER 30, 2002

         The following table sets forth, for the periods indicated, certain financial data derived from our unaudited consolidated statements of operations for the three months ended September 30, 2003 and 2002. The discussion below relates only to our continuing operations, unless otherwise noted.

                                                                  Three months ended September 30,
                                                  ------------------------------------------------------------------
                                                               2003                                2002
                                                  ------------------------------      ------------------------------
                                                    Amount               %               Amount              %
                                                  ------------      ------------      ------------      ------------
Revenues:
  INX                                             $     17,346              82.7      $      8,584              74.0
  Stratasoft                                             2,415              11.5             1,743              15.0
  Valerent                                               1,392               6.6             1,291              11.1
  Eliminations                                            (172)             (0.8)              (11)             (0.1)
                                                  ------------      ------------      ------------      ------------
    Total revenue                                       20,981             100.0            11,607             100.0
Gross profit:
  INX                                                    2,793              16.1             1,057              12.3
  Stratasoft                                             1,687              69.9               962              55.2
  Valerent                                                 312              22.4               308              23.9
  Eliminations                                              (1)              0.0                 0               0.0
                                                  ------------      ------------      ------------      ------------
    Total gross profit                                   4,791              22.8             2,327              20.0
Selling, general and administrative expenses:
  INX                                                    2,126              12.3               966              11.3
  Stratasoft                                             1,754              72.6               914              52.4
  Valerent                                                 455              32.7               569              44.1
  Corporate                                                287               N/A               170               N/A
  Eliminations                                              (1)              0.0                 0               0.0
                                                  ------------      ------------      ------------      ------------
    Total selling, general and administrative
      expenses                                           4,621              22.0             2,619              22.6
Operating income (loss):
  INX                                                      667               3.8                91               1.1
  Stratasoft                                               (67)            (27.7)               48               2.8
  Valerent                                                (143)            (10.3)             (261)            (20.2)
  Corporate                                               (287)              N/A              (170)              N/A
                                                  ------------      ------------      ------------      ------------
    Total operating income (loss)                          170               0.8              (292)             (2.5)
Interest and other income (expense)                        (11)             (0.0)                3              (0.0)
                                                  ------------      ------------      ------------      ------------
Income (loss) before benefit for income taxes              159               0.8              (289)             (2.5)
Benefit for income taxes                                   (12)             (0.0)                                0.0
                                                  ------------      ------------      ------------      ------------
Net income (loss) from continuing operations               171               0.8              (289)             (2.5)
Discontinued operations:
Gain on disposal                                            23               0.1                (1)             (0.0)
                                                  ------------      ------------      ------------      ------------
Net income (loss)                                 $        194               0.9      $       (290)             (2.5)
                                                  ============      ============      ============      ============

Net income (loss) per share:
Basic:
  Net income (loss) from continuing operations    $       0.04                        $      (0.08)
  Gain on disposal of discontinued operations
    Net of taxes                                          0.01                                0.00
                                                  ------------                        ------------
    Net income (loss) per share                   $       0.05                        $      (0.08)
                                                  ============                        ============

Diluted:
  Net income (loss) from continuing operations    $       0.03                        $      (0.08)
  Gain on disposal of discontinued operations
    Net of taxes                                          0.01                                0.00
                                                  ------------                        ------------
    Net income (loss) per share                   $       0.04                        $      (0.08)
                                                  ============                        ============

NINE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 2002

         The following table sets forth, for the periods indicated, certain financial data derived from our unaudited consolidated statements of operations for the nine months ended September 30, 2003 and 2002. The discussion below relates only to our continuing operations, unless otherwise noted.

                                                                       Nine months ended September 30,
                                                       ------------------------------------------------------------------
                                                                    2003                               2002
                                                       ------------------------------      ------------------------------
                                                         Amount                %             Amount                %
                                                       ------------      ------------      ------------      ------------
Revenue
  INX                                                  $     37,520              79.9      $     21,727              69.9
  Stratasoft                                                  5,995              12.8             5,571              17.9
  Valerent                                                    3,781               8.1             3,983              12.8
  Eliminations                                                 (364)             (0.8)             (206)             (0.6)
                                                       ------------      ------------      ------------      ------------
         Total revenue                                       46,932             100.0            31,075             100.0
Gross profit:
  INX                                                         5,004              13.3             2,249              10.4
  Stratasoft                                                  3,891              64.9             3,083              55.3
  Valerent                                                      902              23.9               936              23.5
  Eliminations                                                   (2)              0.0                 0               0.0
                                                       ------------      ------------      ------------      ------------
         Total gross profit                                   9,795              20.9             6,268              20.2
Selling, general and administrative expenses:
  INX                                                         4,518              12.0             2,446              11.3
  Stratasoft                                                  4,694              78.3             2,600              46.7
  Valerent                                                    1,551              41.0             1,723              43.3
  Corporate                                                     795               N/A               486               N/A
  Eliminations                                                   (2)              0.0                 0               0.0
                                                       ------------      ------------      ------------      ------------
         Total selling, general and administrative
         Expenses                                            11,556              24.6             7,255              23.3
Operating (loss) income:
  INX                                                           486               1.3              (197)             (0.9)
  Stratasoft                                                   (803)            (13.4)              483               8.7
  Valerent                                                     (649)            (17.2)             (787)            (19.8)
  Corporate                                                    (795)              N/A              (486)              N/A
                                                       ------------      ------------      ------------      ------------
         Total operating loss                                (1,761)             (3.8)             (987)             (3.2)
Interest and other income                                        93               0.2                 1              (0.0)
                                                       ------------      ------------      ------------      ------------
Loss before benefit for income taxes                         (1,668)             (3.6)             (986)             (3.2)
Benefit for income taxes                                        (93)             (0.2)           (1,189)             (3.8)
                                                       ------------      ------------      ------------      ------------
Net (loss) income from continuing operations                 (1,575)             (3.4)              203               0.6
Discontinued operations:
Gain on disposal                                                 39               0.1                17               0.1
                                                       ------------      ------------      ------------      ------------
Net (loss) income                                      $     (1,536)             (3.3)     $        220               0.7
                                                       ============      ============      ============      ============

Net (loss) income per share:
Basic:
     Net (loss) income from continuing operations      $      (0.43)                       $       0.05
     Gain on disposal of discontinued operations,
     Net of taxes                                              0.01                                0.01
                                                       ------------                        ------------
     Net (loss) income per share                       $      (0.42)                       $       0.06
                                                       ============                        ============

Diluted:
     Net (loss) income from continuing operations      $      (0.43)                       $       0.05
     Gain on disposal of discontinued operations,
     Net of taxes                                              0.01                                0.01
                                                       ------------                        ------------
     Net (loss) income per share                       $      (0.42)                       $       0.06
                                                       ============                        ============

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003

                                    I-SECTOR CORPORATION


                                    By: /s/ JAMES H. LONG
                                       --------------------------------
                                       James H. Long
                                       Chief Executive Officer, Chief Financial
                                       Officer, President and
                                       Chairman of the Board